AXA PREMIER VIP TRUST
Rule 10f-3 TRANSACTIONS SUMMARY
(SECURITIES PURCHASED IN AN OFFERING IN WHICH AN AFFILIATED UNDERWRITER PARTICIPATES)
For the period July 1, 2009 - December 31, 2009

  Underwriter    Commission,
  from Whom Principal Amount of Aggregate Amount Purchase  Spread or
Fund Name Purchase Date Purchased Purchase by Advisor of Offering Price Profit Security Affiliated Underwriter

Multimanager Core Bond (SSGA Sleeve) Portfolio 07/23/09 Morgan Stanley & Co Inc. $5,000,000 $450,000,000 $97.68 0.875% Boeing Co. Williams Capital Group LP

Multimanager Multi-Sector Bond (SSGA Sleeve) Portfolio 07/23/09 Morgan Stanley & Co Inc. $5,000,000 $450,000,000 $97.68 0.875% Boeing Co. Williams Capital Group LP

Multimanager Core Bond (BlackRock Sleeve) Portfolio 07/30/09 Citigroup Global Markets Inc. $8,300,000 $2,500,000,000 $99.807 0.25% Citibank NA  Williams Capital Group LP

Multimanager Multi-Sector Bond (SSGA Sleeve) Portfolio 07/31/09 Citigroup Global Markets Inc. $1,000,000 $300,000,000 $99.86 0.375% Colgate Pamolive Co. Williams Capital Group LP

Multimanager Multi-Sector Bond (SSGA Sleeve) Portfolio 08/04/09 Morgan Stanley & Co Inc. $5,000,000 $600,000,000 $100.00 3.125 FirstEnergy Solutions Williams Capital Group LP

Multimanager Multi-Sector Bond (SSGA Sleeve) Portfolio 08/04/09 Morgan Stanley & Co Inc. $7,000,000 $500,000,000 $99.66 3.50 FirstEnergy Solutions Williams Capital Group LP

Multimanager Multi-Sector Bond (SSGA Sleeve) Portfolio 08/04/09 Morgan Stanley & Co Inc. $2,000,000 $400,000,000 $99.96 2.625 FirstEnergy Solutions Williams Capital Group LP

Multimanager Core Bond (SSGA Sleeve) Portfolio 08/11/09 Citigroup Global Markets Inc. $4,000,000 $250,000,000 $99.97 0.675% Snap-on Inc. Williams Capital Group LP

Multimanager Multi-Sector Bond (SSGA Sleeve) Portfolio 08/11/09 Citigroup Global Markets Inc. $4,000,000 $250,000,000 $99.97 0.675% Snap-on Inc. Williams Capital Group LP

Multimanager Core Bond (SSGA Sleeve) Portfolio 08/11/09 Morgan Stanley & Co Inc. $2,000,000 $500,000,000 $99.87 0.65% Dominion Resources Inc. Williams Capital Group LP

Multimanager Multi-Sector Bond (SSGA Sleeve) Portfolio 08/11/09 Morgan Stanley & Co Inc. $2,000,000 $500,000,000 $99.87 0.65% Dominion Resources Inc. Williams Capital Group LP

Multimanager Core Bond (SSGA Sleeve) Portfolio 09/22/09 UBS Securities Inc. $5,000,000 $500,000,000 $99.91 0.30% BB&T Corporation Williams Capital Group LP

Multimanager Multi-Sector Bond (SSGA Sleeve) Portfolio 09/22/09 UBS Securities Inc. $5,000,000 $500,000,000 $99.91 0.30% BB&T Corporation Williams Capital Group LP

Multimanager Core Bond (SSGA Sleeve) Portfolio 09/24/09 Wachovia Securities Inc. $6,725,000 $2,000,000,000 $99.84 0.25% Wells Fargo & Company  Williams Capital Group LP

Multimanager Multi-Sector Bond (SSGA Sleeve) Portfolio 09/24/09 Wachovia Securities Inc. $6,725,000 $2,000,000,000 $99.84 0.25% Wells Fargo & Company  Williams Capital Group LP

Multimanager Multi-Sector Bond (SSGA Sleeve) Portfolio 09/29/09 Barclays Capital, Inc. $6,000,000 $300,000,000 $99.92 0.75% Entergy Gulf States LA Williams Capital Group LP

Multimanager Core Bond (SSGA Sleeve) Portfolio 09/29/09 Barclays Capital, Inc. $6,000,000 $300,000,000 $99.92 0.75% Entergy Gulf States LA Williams Capital Group LP

Multimanager Core Bond (BlackRock Sleeve) Portfolio 09/29/09 Morgan Stanley & Co Inc. $2,950,000 $1,000,000,000 $101.492 0.15% General Electric Capital Corporation Williams Capital Group LP

Multimanager Core Bond (BlackRock Sleeve) Portfolio 09/29/09 Morgan Stanley & Co Inc. $2,950,000 $1,000,000,000 $100.33 0.15% General Electric Capital Corporation Williams Capital Group LP

Multimanager Core Bond (BlackRock Sleeve) Portfolio 09/29/09 Morgan Stanley & Co Inc. $4,450,000 $1,500,000,000 $100.431 0.175% General Electric Capital Corporation Williams Capital Group LP

Multimanager Small Cap Growth (Wells Fargo A ) Portfolio 10/12/09 JP Morgan Securities $10,875,000 $330,000,000 $15.00 $0.975  Rail America, Inc. Wells Fargo Securities

Multimanager Core Bond (SSGA Sleeve) Portfolio 10/20/09 JP Morgan Chase Bank $25,000,000 $1,000,000,000 $99.49 $10.00 JPM Chase Capital XXVII Williams Capital Group LP

Multimanager Core Bond (SSGA Sleeve) Portfolio 11/04/09 Morgan Stanley & Co Inc. $3,000,000 $1,000,000,000 $99.76 0.350% E.I. du Pont de Nemours and Co.  Williams Capital Group LP

Multimanager Core Bond (SSGA Sleeve) Portfolio 11/04/09 Wells Fargo Securities $2,000,000 $300,000,000 $99.83 0.600% Clorox Co. Williams Capital Group LP

Multimanager Multi-Sector Bond (SSGA Sleeve) Portfolio 11/04/09 Wells Fargo Securities $2,000,000 $300,000,000 $99.83 0.600% Clorox Co. Williams Capital Group LP

Multimanager Multi-Sector Bond (SSGA Sleeve) Portfolio 11/04/09 Morgan Stanley & Co Inc. $3,000,000 $1,000,000,000 $99.76 0.350% E.I. du Pont de Nemours and Co.  Williams Capital Group LP

Multimanager Multi-Sector Bond (SSGA Sleeve) Portfolio 11/04/09 Credit Suisse First Boston $4,000,000 $1,000,000,000 $99.59 0.450% E.I. du Pont de Nemours and Co.  Williams Capital Group LP

Multimanager Core Bond (SSGA Sleeve) Portfolio 11/05/09 UBS AG $9,500,000 $700,000,000 $98.99 0.400% Regions Financial Corp. Williams Capital Group LP

Multimanager Multi-Sector Bond (SSGA Sleeve) Portfolio 11/05/09 UBS AG $9,500,000 $700,000,000 $98.99 0.400% Regions Financial Corp. Williams Capital Group LP

Multimanager Core Bond (SSGA Sleeve) Portfolio 11/09/09 Barclays Capital, Inc. $20,000,000 $1,000,000,000 $98.71 1.266% Capital One Financial Corp. Williams Capital Group LP

Multimanager Core Bond (SSGA Sleeve) Portfolio 11/09/09 JP Morgan Chase Bank $3,000,000 $350,000,000 $99.89 0.650% CNA Financial Corp. Williams Capital Group LP

Multimanager Multi-Sector Bond (SSGA Sleeve) Portfolio 11/09/09 Barclays Capital, Inc. $20,000,000 $1,000,000,000 $98.71 1.266% Capital One Financial Corp. Williams Capital Group LP

Multimanager Multi-Sector Bond (SSGA Sleeve) Portfolio 11/09/09 JP Morgan Chase Bank $3,000,000 $350,000,000 $99.89 0.650% CNA Financial Corp. Williams Capital Group LP

Multimanager Core Bond (SSGA Sleeve) Portfolio 11/16/09 Royal Bank of Scotland PLC $5,000,000 $600,000,000 $99.91 0.875% Progress Energy, Inc. Williams Capital Group LP

Multimanager Core Bond (SSGA Sleeve) Portfolio 11/18/09 JP Morgan Chase Bank $4,000,000 $400,000,000 $99.90 0.300% Fortune Brands, Inc. Williams Capital Group LP

Multimanager Multi-Sector Bond (SSGA Sleeve) Portfolio 11/18/09 JP Morgan Chase Bank $4,000,000 $400,000,000 $99.90 0.300% Fortune Brands, Inc. Williams Capital Group LP

Multimanager Core Bond (SSGA Sleeve) Portfolio 12/08/09 Goldman Sachs and Co. $2,500,000 $1,500,000,000 $97.92 0.450% Time Warner Cable Williams Capital Group LP

Multimanager Multi-Sector Bond (SSGA Sleeve) Portfolio 12/08/09 Goldman Sachs and Co. $2,500,000 $1,500,000,000 $97.92 0.450% Time Warner Cable Williams Capital Group LP

Multimanager Core Bond (SSGA Sleeve) Portfolio 12/08/09 JP Morgan Chase Bank $1,500,000 $500,000,000 $99.74 0.650% Georgia Power Co. Williams Capital Group LP

Multimanager Multi-Sector Bond (SSGA Sleeve) Portfolio 12/08/09 JP Morgan Chase Bank $1,500,000 $500,000,000 $99.74 0.650% Georgia Power Co. Williams Capital Group LP

Multimanager Core Bond (SSGA Sleeve) Portfolio 12/08/09 UBS AG $3,000,000 $300,000,000 $99.85 0.650% Lincoln National Corp. Williams Capital Group LP

Multimanager Multi-Sector Bond (SSGA Sleeve) Portfolio 12/08/09 UBS AG $3,000,000 $300,000,000 $99.85 0.650% Lincoln National Corp. Williams Capital Group LP

Multimanager Multi-Sector Bond (SSGA Sleeve) Portfolio 12/08/09 Deutsche Bank Securities Inc. $2,500,000 $500,000,000 $99.35 0.350% Time Warner Cable Williams Capital Group LP

Multimanager Core Bond (BlackRock Sleeve) Portfolio 12/11/09 Morgan Stanley & Co Inc. $870,000 $2,000,000,000 $99.873 0.875% Teachers Insurance and Annuity Association of America Williams Capital Group LP

Multimanager Large Cap Value (MFS Sleeve) Portfolio 12/15/09 Goldman Sachs & Co. $43,750,000 $10,650,000,000 $25.00 $0.5625 Wells Fargo & Co Williams Capital Group LP

Multimanager Aggressive Equity (Marsico Sleeve) Portfolio 12/15/09 Goldman Sachs & Co. $162,500,000 $10,650,000,000 $25.00 $0.5625 Wells Fargo & Co Williams Capital Group LP